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                                                                   EXHIBIT a(19)

                                                             RECEIVED

                                                           FEB 22, 2002

                                                   SECRETARY OF THE COMMONWEALTH
                                                       CORPORATIONS DIVISION

                             PILGRIM MAYFLOWER TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST AND
                             REDESIGNATION OF SERIES

The undersigned being all of the trustees of Pilgrim Mayflower Trust, a Massachusetts business trust (the 'Trust"), acting pursuant to Section 8.3 and
Section 5.11 of the Trust's Declaration of Trust dated August 18, 1993, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to change the name of the Trust set forth in Section 1.1 thereof and to redesignate each existing series of the Trust as follows:

         1. Section 1.1 of the Declaration of Trust, executed on August 18, 1993, as amended, is hereby amended to read in its entirety as follows:

         "Section 1.1 Name. The name of the Trust created hereby is "ING Mayflower Trust."

         2. The three (3) existing series of the Trust are redesignated as follows:

                  (a) The "Pilgrim Growth + Value Fund" is redesignated the "ING Growth + Value Fund."

                  (b) The "Pilgrim International Value Fund" is redesignated the "ING International Value Fund."

                  (c) The "Pilgrim Research Enhanced Index Fund" is redesignated the "ING Research Enhanced Index Fund."

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         IN WITNESS WHEREOF, the undersigned have this day signed this
Certificate of Amendment of Declaration of Trust and Redesignation of Series.

Dated: February 20, 2002

/s/ John G. Turner                      /s/ Jock Patton
----------------------------            --------------------------
John G. Turner                          Jock Patton

/s/ Paul S. Doherty                     /s/ David W.C. Putnam
----------------------------            --------------------------
Paul S. Doherty                         David W.C. Putnam

                                        /s/ Blaine E. Rieke
                                        --------------------------
                                        Blaine E. Rieke

/s/ Walter H. May                       /s/ Richard A. Wedemeyer
----------------------------            --------------------------
Walter H. May                           Richard A. Wedemeyer

/s/ Thomas J. McInerney
----------------------------
Thomas J. McInerney